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                                                                    Exhibit 32.2


                                 NORDSTROM, INC.

                                1617 SIXTH AVENUE

                            SEATTLE, WASHINGTON 98101

                        CERTIFICATION OF CHIEF FINANCIAL
                   OFFICER REGARDING ANNUAL REPORT CONTAINING
                              FINANCIAL STATEMENTS

I, Michael G. Koppel, the Executive Vice President and Chief Financial Officer of Nordstrom, Inc. (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Company's Annual Report on Form 10-K for the period ended January 31, 2004 (the "Report") filed with the Securities and Exchange
Commission:

      - fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                          /s/ Michael G. Koppel
                                          ------------------------------------
                                          Michael G. Koppel
                                          Executive Vice President and Chief
                                          Financial Officer
                                          March 30, 2004

A signed original of this written statement required by Section 906 has been provided to Nordstrom, Inc. and will be retained by Nordstrom, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.